THE ADVISORS' INNER CIRCLE FUND II
                           (FORMERLY, THE ARBOR FUND)
                      THE HANCOCK HORIZON FAMILY OF FUNDS

                               AMENDED SCHEDULE A

                             DATED MAY 16, 2012 TO
                  SHAREHOLDER SERVICES PLAN DATED MAY 31, 2000

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PORTFOLIO                              CLASS OF SHARES                FEES
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                                              A                       0.25%
Government Money Market Fund         Institutional Sweep              0.25%
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                                              A                       0.25%
Core Bond Fund                                C                       0.25%
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                                              A                       0.25%
Value Fund                                    C                       0.25%
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                                              A                       0.25%
Growth Fund                                   C                       0.25%
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                                              A                       0.25%
Burkenroad Small Cap Fund                     D                       0.25%
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                                              A                       0.25%
Diversified International Fund                C                       0.25%
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                                              A                       0.25%
Quantitative Long/Short Fund                  C                       0.25%
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Louisiana Tax-Free Income Fund                A                       0.25%
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Mississippi Tax-Free Income Fund              A                       0.25%
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Diversified Income Fund                       A                       0.25%
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